Exhibit 4.1

Common Stock	Common Stock

Certificate Number	Shares

[Achillion logo]

ACHILLION PHARMACEUTICALS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 00448Q 20 1

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Achillion Pharmaceuticals, Inc. (hereinafter called the “Company”) transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:

/s/ Michael D. Kishbauch	[Seal]	/s/ Mary Kay Fenton
President, Chief Executive Officer and Director		Vice President and Chief Financial Officer

COUNTERSIGNED AND REGISTERED:
Computershare Trust Company, N.A.

Transfer Agent and Registrar

By:
Authorized Signature

Achillion Pharmaceuticals, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT	-	as tenants by the entireties		under Uniform Gifts to Minors Act (State)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT -	Custodian (until age ) (Cust) (Minor)
under Uniform Transfers to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

For value received, hereby sell, assign and transfer unto

______________________________________________________________________________________________________________________________

            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated 20

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(s) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Untions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. Rule 17Ad-15

Signature:
Signature: